UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30221	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650)-696-3840

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 3, 2006, the Board of Directors (the “Board”) of Saba Software, Inc., a Delaware corporation (the “Company”), adopted a CEO Compensation and Executive Officers’ Incentive Plan (the “Bonus Plan”).

Pursuant to the Bonus Plan, the Company’s executive officers are eligible to receive incentive compensation in the form of annual bonuses (the “Annual Bonuses”). Payment of the Annual Bonuses is based on the achievement by the Company of certain cash earnings per share financial metrics (the “Financial Metrics”) established by the Compensation Committee of the Board (the “Compensation Committee”). The Annual Bonuses may be reduced for failure to achieve minimum Financial Metrics and may be eliminated entirely if the Financial Metrics fall below a certain threshold. The Annual Bonuses may be increased for exceeding the Financial Metrics. The maximum Annual Bonus payable under the Bonus Plan is 200% of an executive’s target bonus. The Annual Bonuses awarded under the Bonus Plan generally will be payable in cash after the end of the fiscal year during which such Annual Bonuses were earned. The Compensation Committee or the Board may pay discretionary bonuses in addition to the Annual Bonuses. In addition, pursuant to the Bonus Plan, Bobby Yazdani’s annual salary was increased to $400,000 per year, retroactive to June 1, 2006.

The foregoing summary of the Bonus Plan, is subject to, and qualified in its entirety by the Bonus Plan, which is attached as Exhibit 10.17 to this Form 8-K, and is incorporated herein by reference in its entirety.

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 5, 2006, the Company issued a press release announcing the Company’s financial results for the quarter ended August 31, 2006. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission. The information contained in Item 2.02 of this Form 8-K and in Exhibit 99.1 shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.17	CEO Compensation and Executive Officers’ Incentive Plan.

99.1	Press Release of Saba Software, Inc., dated October 5, 2006, announcing financial results for the quarter ended August 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: October 5, 2006	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Chief Financial Officer

EXHIBIT INDEX

10.17	CEO Compensation and Executive Officers’ Incentive Plan.

99.1	Press Release of Saba Software, Inc., dated October 5, 2006, announcing financial results for the quarter ended August 31, 2006.